Exhibit 10.13

                                                                      NEW JERSEY

         LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

                          Dated: As of October 31, 2006

                 Maximum Amount Unpaid Principal Indebtedness of
                                   $65,000,000

                              FMI INTERNATIONAL LLC

                              having an office at:
                              800 Federal Boulevard
                           Carteret, New Jersey 07008

                                 the Mortgagor,

                                       TO

                         FORTRESS CREDIT CORP., as Agent

                              having an office at:
                           1345 Avenue of the Americas
                            New York, New York 10105

                                  the Mortgagee

                              Location of Premises:

                         Street Address: 800 Federal Boulevard,
                         County of: Middlesex
                         City of : Carteret
                         State of: New Jersey

   This Instrument prepared by and after recording, please return by mail to:

                   OTTERBOURG, STEINDLER, HOUSTON & ROSEN P.C.
                                 230 Park Avenue
                            New York, New York 10169
                      Attention: Daniel P. Greenstein, Esq.

      THIS LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT, made as of October 31, 2006 by FMI INTERNATIONAL LLC, a Delaware limited liability company, having an office at 800 Federal Boulevard, Carteret, New Jersey 07008 (the "Mortgagor") to FORTRESS CAPITAL CORP., as Agent for the Lenders, having an office at 1345 Avenue of the Americas, New York, New York 10105, for itself and as agent for the lenders now or hereafter named in the Loan Agreement, as such term is hereinafter defined (the "Mortgagee"). All capitalized terms used but not defined in this Mortgage shall have the meanings ascribed to them in the Loan Agreement.

      WITNESSETH, pursuant to the Loan and Security Agreement dated as of even date herewith (as amended, consolidated, restated, modified, extended or supplemented from time to time, the "Loan Agreement") by and among Mortgagor, as a Borrower, the other Borrowers and Guarantors, the Lenders and Mortgagee as a Lender, and as Agent for the Lenders, the Lenders have agreed to make and the Mortgagor has agreed to accept Loans consisting of (a) Revolving Loans in the principal amount of up to $10,000,000 advanced pursuant to the Loan Agreement and (b) Term Loans in the aggregate principal amount of $55,000,000 advanced pursuant to the Loan Agreement. The Loans shall mature on October 31, 2011.

      WHEREAS, that to secure the payment of the principal sum of up to SIXTY FIVE MILLION ($65,000,000) DOLLARS lawful money of the United States to be paid according to the Loan Agreement, which is by this reference made a part hereof as said Loan Agreement may be hereafter modified, amended, extended, renewed or substituted for, and any and all sums, amounts and expenses paid hereunder or thereunder by the Mortgagee and/or any Lender according to the terms hereof and all other obligations and liabilities of the Mortgagor under this Mortgage or the Loan Agreement, together with all interest on the said indebtedness, obligations, liabilities, sums, amounts and expenses and any and all other obligations and liabilities now due and owing or which may hereafter be or become due and owing by the Mortgagor to the Lenders, (all of the aforesaid are hereinafter collectively, the "Indebtedness"), the Mortgagor hereby mortgages, grants, bargains, sells, warrants, conveys, alienates, remises, releases, assigns, sets over and confirms to the Mortgagee and grants to the Mortgagee, for its benefit and the ratable benefit of the Lenders, a security interest in:

      I. All that certain leasehold estate (the "Leasehold Estate") created by and the right, title and interest of the Mortgagor in, to and under that certain Lease Agreement dated August 14, 1996 between SDI Technologies, Inc. ("SDI"), as landlord, and FMI International Corp., as tenant, as amended by that certain Lease Extension Agreement dated March 7, 2002 and Lease Modification Agreement dated December 8, 2003, assigned by FMI International Corp. to Mortgagor pursuant to that certain Assignment and Assumption of Lease and further amended by that certain Amendment to Lease dated August 23, 2004 between 800 Federal Blvd LLC, successor-in-interest to SDI as landlord (the "Landlord") and Mortgagor as "Tenant" (the "Lease"), under which Lease the Landlord demised and leased, for the term provided therein, the following described premises:

            All that certain lot, piece or parcel of land particularly described in SCHEDULE A annexed hereto and made a part hereof (the "Land") upon which the demised premises more particularly described in SCHEDULE B annexed hereto and made a part hereof are located (the

"Demised Premises") (the Land, together with the Demised Premises and the Leasehold Estate hereinafter sometimes, collectively, the "Real Property");

            Together with the appurtenances, including, but not limited to, renewal and option rights, and all the estate and rights of the Mortgagor of, in and to the Real Property under and by virtue of the Lease;

            Together with all right, title and interest of the Mortgagor, in and to: (i) all modifications, extensions and renewals of the Lease and in and to all rights to renew or extend the term of the Lease; (ii) all credits to and deposits of (other than security deposits made by sublessees) the Mortgagor under the Lease; and (iii) all other options, privileges and rights granted and demised to the Mortgagor under the Lease;

            Together with all the right or privilege of the Mortgagor to terminate, cancel, surrender, merge, modify, renew or amend the Lease; and

      II. Subject to the terms and conditions of the Leases, all of the right, title and interest of the Mortgagor, if any, in and to the buildings and improvements (hereinafter, collectively, together with all building equipment, the "Improvements") now or hereafter located on the Real Property and all of its right, title and interest, if any, in and to the streets and roads abutting the Real Property to the center lines thereof, and strips and gores within or adjoining the Real Property, the air space and right to use said air space above the Real Property, all rights of ingress and egress by motor vehicles to parking facilities on or within the Real Property, all easements now or hereafter affecting the Real Property or the Improvements, all royalties and all rights appertaining to the use and enjoyment of the Real Property or the Improvements, including, without limitation, alley, drainage, crop, timber, agricultural, horticultural, mineral, water, oil and gas rights; and

      III. Subject to the terms and conditions of the Leases, all of the right, title and interest of the Mortgagor, if any, in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, or contained in, the Real Property and/or the Improvements or placed on any part thereof, though not attached thereto, including, but not limited to, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerator and/or compacting and elevator plants, stoves, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings and fixtures, and the trade name, good will and books and records relating to the business operated on the Real Property and/or the Improvements. Without limiting the foregoing, the Mortgagor hereby grants to the Mortgagee, for its benefit and the ratable benefit of the Lenders, a security interest in all of its present and future "equipment" and "general intangibles" (as said quoted terms are defined in the Uniform Commercial Code of the State wherein the Real Property and/or the Improvements are located) and the Mortgagee shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by the Mortgagor to the Mortgagee, all of the rights and remedies of a "secured party" under the said Uniform Commercial Code. To the extent permitted under applicable law, this Mortgage shall be deemed to be a "security agreement" (as defined in the


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

aforesaid Uniform Commercial Code). If the lien of this Mortgage is subject to a security interest covering any such personal property, then all of the right, title and interest of the Mortgagor in and to any and all such property is hereby assigned to the Mortgagee, for its benefit and the ratable benefit of the Lenders, together with the benefits of all deposits and payments now or hereafter made thereon by the Mortgagor, and

      IV. Subject to the terms and conditions of the Leases, all of the right, title and interest of the Mortgagor in and to all leases, lettings and licenses of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, (other than the Lease) now or hereafter entered into and all right, title and interest of the Mortgagor thereunder, including, without limitation, cash and securities deposited thereunder, the right to receive and collect the rents, issues and profits payable thereunder and the right to enforce, whether by action at law or in equity or by other means, all provisions, covenants and agreements thereof; and

      V. Subject to the terms and conditions of the Leases, all right, title and interest of the Mortgagor in and to all unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Mortgagor and all proceeds of the conversion, voluntary or involuntary, of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby or any easement therein, including, but not limited to, awards for any change of grade of streets; and

      VI. Subject to the terms and conditions of the Leases, all right, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of and all additions and appurtenances to the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, hereafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, and all conversions of the security constituted thereby which, immediately upon such acquisition, release, construction, assembling, placement or conversion as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein (the Real Property and the Improvements, together with the fixtures and other property, rights, privileges and interests encumbered or conveyed hereby hereinafter, collectively, the "Premises").

      TO HAVE AND TO HOLD the Premises unto the Mortgagee and its successors and assigns until the Indebtedness is paid in full.

      AND the Mortgagor covenants and agrees with the Mortgagee as follows:


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

                                    ARTICLE I

                 REPRESENTATIONS AND WARRANTIES OF THE MORTGAGOR

      The Mortgagor represents and warrants to the best of its knowledge to the Mortgagee as follows:

            Section 1.1 LEASE. (i) The Mortgagor has a good and marketable title to the Leasehold Estate created by the Lease and is the owner of a valid and subsisting interest as lessee under the Lease subject to no lien, exception, charge or other encumbrance except for any easements, covenants or restrictions of record; (ii) the Lease is in full force and effect and has not been assigned, modified, amended, cancelled, surrendered, terminated, supplemented or extended in any way and except as may be disclosed by Landlord in any document delivered by Landlord to Lender in connection with the Loan; (iii) the Lease represents the entire agreement between the parties as to the leasing of the Premises; (iv) to the best of Mortgagor's knowledge there is no default which has occurred and is continuing under the Lease nor has any act, omission and/or event occurred which, with notice, the passage of time, or both, would constitute a default under the Lease by either the lessor or lessee thereunder, (v) all rental payments and other charges under the Lease which are due and owing from the lessee thereunder as of the date of the execution and delivery of this Mortgage have been paid in full, including, but not limited to, the security deposits specified therein; (vi) this Mortgage is and will remain a legal, valid, binding and enforceable first lien on and prior security interest in the Premises subject only to the exceptions referred to above; (vii) the Mortgagor has full right, power and authority to mortgage the Lease to the Mortgagee pursuant hereto subject to the terms and conditions of the Leases; (viii) the Mortgagor knows of no adverse claim to the title and/or possession of the Mortgagor or the Landlord; and (ix) no fire or casualty has affected the Real Property and the Mortgagor knows of no actual or proposed condemnation or eminent domain proceeding or settlement in lieu thereof which may affect same.

            Section 1.2 MORTGAGE AUTHORIZED. The execution and delivery of this Mortgage has been duly authorized by the members of the Mortgagor and there is no provision in the certificate of limited liability company or operating agreement of the Mortgagor requiring further consent for such action by any other entity or person. The Mortgagor is duly organized, validly existing and is in good standing under the laws of the state of its formation, and has (i) all required licenses, authorizations, registrations, permits and/or approvals and
(ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of, and performance of its obligations under, this Mortgage will not result in the Mortgagor being in default under any provision of its certificate of limited liability company or operating agreement or of any mortgage, lease, credit or other agreement to which it is a party or which affects it or its interest in the Premises, or any part thereof.

            Section 1.3 FLOOD INSURANCE STATUS. The Premises are not located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as same may have been amended to date.

            Section  1.4  OPERATION  OF  THE  PREMISES.   (i)  To  the  best  of
Mortgagor's


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

knowledge, the Mortgagor has all required certificates, licenses, authorizations, registrations, permits and/or approvals required for the operation of the Premises or any part thereof, and all required environmental permits, all of which as of the date of the signing hereof are in full force and effect and not, to the knowledge of the Mortgagor, subject to any revocation, amendment, release, suspension, forfeiture or the like, (ii) to the best of Mortgagor's knowledge, the present use and/or occupancy of the Premises and/or Improvements does not conflict with or violate any such certificate, license, authorization, registration, permit and/or approval, or any applicable law, ordinance, statute, rule, order, requirement or regulation and (iii) the Mortgagor has delivered to the Mortgagee, prior to the signing hereof, duplicate originals or appropriately certified copies of all such certificates, licenses, authorizations, registrations, permits and/or approvals.

                                   ARTICLE II

                           COVENANTS OF THE MORTGAGOR

            Section 2.1 PAYMENT OF THE INDEBTEDNESS. The Mortgagor will punctually pay the Indebtedness in same day funds as provided herein, the Loan Agreement, all in the coin and currency of the United States of America which is legal tender for the payment of public and private debts.

            Section 2.2 MAINTENANCE OF THE IMPROVEMENTS.

                  (iv) The Mortgagor shall maintain the Improvements in good repair, subject to ordinary wear and tear, damage by casualty, taking by condemnation or eminent domain, shall comply with the requirements of any governmental authority claiming jurisdiction over the Premises within the lesser of thirty (30) days after an order (an "Order") containing such requirement has been issued by any such authority (unless such requirement cannot be complied with within such thirty (30) day period, in which event the Mortgagor shall have such longer period as necessary to cause compliance provided, however, that the Mortgagor shall promptly commence and diligently prosecute to completion such compliance and provided, further, that such period shall not exceed the time required pursuant to the terms of such Order) or the time required pursuant to the terms of such Order and shall permit the Mortgagee to enter upon the Improvements and inspect the Improvements at all reasonable hours and without prior notice. The Mortgagor shall not, without the prior written consent of the Mortgagee, threaten, commit, permit or suffer to occur any waste or except as may be expressly permitted under the terms of the Loan Agreement, the material alteration, demolition or removal of the Improvements or any part thereof; PROVIDED, HOWEVER, that fixtures and articles of personal property owned by the Mortgagor may be removed from the Improvements if the Mortgagor concurrently therewith replaces same with equivalent items which do not reduce the value of the Premises or the Improvements, free of any lien, charge or claim superior to the lien and/or security interest created hereby.

                  (v) Nothing in this SECTION 2.2 shall require the compliance by the Mortgagor with any Order so long as (a) the failure so to do shall not be a default or event of default under any other mortgage or security agreement affecting the Premises, any part thereof or interest therein, (b) the failure so to do shall not result in the voiding, rescission or invalidation


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

of the certificate of occupancy or any other license, certificate, permit or registration in respect of the Premises, (c) the failure so to do shall not prevent, hinder or unreasonably interfere with the lawful use and occupancy of the entirety of the Improvements for their present use and occupancy, (d) the failure so to do shall not void or invalidate any insurance maintained by the Mortgagor in respect of the Premises, or result in an increase of any premium therefor or a decrease in any coverage provided thereby, and (e) the Mortgagor in good faith and at its own expense shall contest the Order or the validity thereof by appropriate legal proceedings, which proceedings must operate to prevent (1) the occurrence of any of the events described in the preceding clauses (a) through (d) of this paragraph (ii) and (2) the collection or other realization on any sums due or payable as a consequence of the Order, the sale of any lien arising in respect of the Order, and/or the sale or forfeiture of the Premises, any part thereof or interest therein, or the sale of any lien connected therewith; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security reasonably satisfactory to the Mortgagee assuring the discharge of the Mortgagor's obligations hereunder and of any interest, charge, fine, penalty, fee or expense arising from or incurred as a result of such contest; and provided further if at any time compliance with any obligation imposed upon the Mortgagor by the Order shall become necessary to prevent (1) the occurrence of any of the events described in clauses (a) through
(d) of this paragraph (ii) or (2) the delivery of a deed conveying the Premises or any portion thereof or interest therein because of noncompliance, or the sale of a lien in connection therewith, or (3) the imposition of any penalty, fine, charge, fee, cost or expense on the Mortgagee, then the Mortgagor shall comply with the Order in sufficient time to prevent the occurrence of any such events, the delivery of such deed or the sale of such lien, or the imposition of such penalty, fine, charge, fee, cost or expense on the Mortgagee.

            Section  2.3   INSURANCE:   COVERAGE.   Subject  to  the   insurance
requirements of tenant under the Leases and in accordance with the terms and conditions of the Loan Agreement, the Mortgagor shall keep the Improvements insured against (vi) damage by fire and the other hazards covered by the standard extended coverage all risk insurance policy, and (vii) damage by vandalism, malicious mischief, and such other hazards against which the
Mortgagee  shall  require  insurance,  and each  policy  of  insurance  required pursuant to this SECTION 2.3, shall be endorsed to name the Mortgagee as a mortgagee-loss payee thereunder, as its interest may appear, with loss payable to the Mortgagee without contribution or assessment, under a standard non-contributory mortgagee clause. All insurance policies and endorsements required pursuant to this SECTION 2.3 shall be fully paid for, nonassessable and contain such provisions (including, without limitation, inflation guard and replacement cost endorsements) and expiration dates and shall be in such form and amounts and issued by such insurance companies with a rating of "A" or better as established by Best's Rating Guide (or an equivalent rating with such other publication of a similar nature as shall be in current use) or such other companies, as shall be approved by the Mortgagee. The Mortgagor shall additionally keep the Improvements insured against loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which the Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor acts thereto) in an amount at least equal to the outstanding Indebtedness or the maximum limit of coverage available with respect to the Improvements under said Act, whichever is less, and in a company or companies to be approved by the Mortgagee. In all events and without a modification of or limitation on the foregoing the Mortgagor will assign and deliver the policy or policies (or 'true copies thereof) of all such


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

insurance to the Mortgagee, which policy or policies shall have endorsed thereon a standard non-contributory mortgagee clause (PROVIDED, HOWEVER, the Mortgagee shall have thirty (30) days' notice from the insurer prior to the ,expiration, cancellation or termination (for any reason whatsoever) of any policy) in the name of the Mortgagee, so and in such manner and form that the Mortgagee and its successors and assigns shall at all times have and hold said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. Insurance required hereunder may be carried by the Mortgagor pursuant to blanket policies, provided that all other requirements herein set forth are satisfied and that the underlying policy in respect of the Premises is assigned and delivered to the Mortgagee as herein required. In the event that the Mortgagor fails to keep the Premises insured in compliance with the Loan Agreement or this SECTION 2.3, the Mortgagee may, but shall not be obligated to, obtain insurance and pay the premiums therefor and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums, advances and expenses incurred in connection therewith and such sums, advances and expenses shall bear interest at the Post-Default Rate until reimbursed. The Mortgagor shall deliver copies of all original policies to the Mortgagee together with the endorsements thereto required hereunder subject to the requirements under the Leases. The proceeds of insurance paid on account of any damage or destruction to the Premises or any part thereof shall be paid over to the Mortgagee to be applied as hereinafter provided. Notwithstanding anything to the contrary contained herein or in any provision of applicable law, the proceeds of insurance policies coming into the possession of the Mortgagee shall not be deemed trust funds and the Mortgagee shall be entitled to dispose of such proceeds as hereinafter provided in SECTION 2.4.

            Section 2.4 INSURANCE: PROCEEDS. The Mortgagor shall give the Mortgagee prompt notice of any loss covered by insurance and the Mortgagee shall have the right to join the Mortgagor in adjusting any loss in excess of $20,000. Subject to and in accordance with the terms of the Loan Agreement, the Mortgagee shall have the option, in its sole discretion, subject to the requirements under the Leases, to apply any insurance proceeds it may receive pursuant to SECTION 2.3, or otherwise, to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Improvements, subject, however, to the provisions of SECTION 2.6 hereof. In the event any such insurance proceeds shall be used to reduce the Indebtedness, the same shall be applied by the Mortgagee, after the deduction therefrom and repayment to the Mortgagee of any and all costs incurred by the Mortgagee in the recovery thereof; in any manner it shall designate, including but not limited to, the application of such proceeds to the then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity, such that the regular payments, if any, under the Loan Agreement shall not be reduced or altered in any manner. In the event that the Mortgagee elects to allow the use of such proceeds for the restoration of the Improvements, then such use of the proceeds shall be governed as hereinafter provided in SECTION 2.6.

            Section 2.5 RESTORATION OF THE IMPROVEMENTS. In the event of damage or destruction of the Improvements, or any part thereof; as a result of casualty, condemnation, taking or other cause, the Mortgagor shall give prompt written notice thereof to the Mortgagee and (except in the event of impossibility of restoration or repair in the event of condemnation or other taking) subject to the requirements under the Leases, provided that the Mortgagee shall make available to the Mortgagor the insurance proceeds (if any) (or in the event of condemnation or taking, the award (if any) arising out of such condemnation or taking) recovered by the

Mortgagee as herein provided, the Mortgagor shall promptly commence and diligently continue to perform the repair, restoration and rebuilding of that portion of the Improvements so damaged or destroyed (hereinafter, the "Work") so as to restore the Improvements in full compliance with all legal requirements and so that the Improvements shall be at least equal in value and general utility as they were prior to the damage or destruction, and if the Work to be done is structural or if the cost of the Work, as estimated by the Mortgagee, shall exceed Twenty Thousand ($20,000) Dollars (hereinafter, collectively, "Major Work"), the Mortgagor shall, prior to the commencement of the Major Work, furnish to the Mortgagee for its approval: (i) complete plans and specifications for the Major Work, with satisfactory evidence of the approval thereof (a) by all governmental authorities whose approval is required, (b) by all parties to or having an interest in the leases, if any, of any portion of the Premises whose approval is required, and (c) by an architect reasonably satisfactory to the Mortgagee (hereinafter, the "Architect") and which shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Major Work; and (ii) certified or photostatic copies of all permits and approvals required by law in connection with the commencement of the Work and as and when obtainable, the conduct of the Work. Mortgagee shall have thirty (30) days following receipt of the foregoing within which to approve or disapprove the Major Work, and if Mortgagee fails to respond such Major Work shall be deemed approved.

            The Mortgagor shall not commence any of the Major Work until the Mortgagor shall have complied with the applicable requirements referred to in this Section, and after commencing the Major Work the Mortgagor shall perform the Major Work diligently and in good faith in accordance with the plans and specifications referred to in this SECTION 2.5 if applicable.

            Section 2.6 RESTORATION; ADVANCES. In the event that the Mortgagee is required, or in its sole discretion, elects to apply insurance proceeds to the restoration of the Improvements, the insurance proceeds (or, in the case of condemnation or taking, the award therefor in the event that the Mortgagee, in its sole discretion, shall elect to apply such award to repair and restoration) recovered by the Mortgagee on account of damage or destruction to the Improvements (if any) less the cost, if any, to the Mortgagee of such recovery and of paying out such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), shall be applied by the Mortgagee to the payment of the cost of the Work and shall be paid out from time to time to the Mortgagor and/or, at the Mortgagee's option exercised from time to time, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Mortgagee may waive:

                  (i) if the Work to be done is Major Work, as determined by the Mortgagee, the Architect shall be in charge of the Work;

                  (ii) each request for payment shall be made on seven (7) days' prior notice to the Mortgagee and shall be accompanied by (a) a certificate of the authorized officer of the Mortgagor, as applicable, specifying the party to whom (and for the account of which) such payment is to be made and (b) a certificate of the Architect if one be required under SECTION 2.5 above, otherwise by a certificate of the authorized officer of the Mortgagor, as applicable, stating

(a) that all of the Work completed has been done in compliance with the approved plans and specifications, if any be required under said SECTION 2.5, and in accordance with all provisions of law; (b) the sum requested is justly required to reimburse the Mortgagor for payments by the Mortgagor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Mortgagee does not exceed the value of the Work done to the date of such certificate, and (c) that the amount of such proceeds remaining in the hands of the Mortgagee, together with any sums made available by the Mortgagor, will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Mortgagee may require an estimate of the cost of such completion);

                  (iii) each request shall be accompanied by waivers of liens, or if unavailable, lien bonds, satisfactory to the Mortgagee covering that part of the Work previously paid for, if any, and by a search prepared by the title insurance company insuring the lien of this Mortgage or by such other title company or licensed abstractor satisfactory to the Mortgagee or by other evidence satisfactory to the Mortgagee, that there has not been filed with respect to the Premises any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record and that there exist no encumbrances on or affecting the Premises (or any part thereof) other than encumbrances, if any, existing as of the date hereof and which have been approved by the Mortgagee;

                  (iv) no event shall have occurred and be continuing which with the passage of time or the giving of notice, or both, would constitute an Event of Default;

                  (v) the request for any payment after the Work has been completed shall be accompanied by certified copies of all certificates, permits, licenses, waivers .and/or other documents required by law (or pursuant to any agreement binding upon the Mortgagor or affecting the Premises or any part thereof) to render occupancy of the Premises legal;

                  (vi) the Work can be completed not later than one (1) month prior to the Termination Date.

                  (vii) the Mortgagor, prior to the commencement of the Work, shall have deposited with the Mortgagee an amount equal to the difference between the cost of the Work, as estimated by the Architect, and the net insurance proceeds (or condemnation award, as the case may be) after the deduction therefrom of the cost, if any, to the Mortgagee of the recovery and paying out of such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor).

            Upon completion of the Work and payment in full therefor, or upon failure on the part of the Mortgagor promptly to commence or diligently to continue the Work, or at any time upon request by the Mortgagor, the Mortgagee may, at its option, apply the amount of any such proceeds then or thereafter in the hands of the Mortgagee to the payment of the Indebtedness, PROVIDED , HOWEVER, that nothing herein contained shall prevent the Mortgagee from applying at any time the whole or any part of such proceeds to the curing of any Event of Default.

            In the event the Work to be done is not Major Work, as determined by the Mortgagee, then the net insurance proceeds held by the Mortgagee for application thereto shall be paid to the Mortgagor by the Mortgagee from time to time upon submission to the Mortgagee of bills and/or invoices showing costs incurred in connection with the Work, subject, however, to the foregoing provisions of this SECTION 2.6, except those which are applicable only if the Work to be done is Major Work, as determined by the Mortgagee.

            Section 2.7 RESTORATION BY THE MORTGAGEE. Provided that the Mortgagee shall make available to the Mortgagor the insurance proceeds (if any) recovered by the Mortgagee as herein provided, if within one hundred twenty
(120) days after the occurrence of any damage or destruction to the Improvements requiring Major Work in order to restore the Improvements, the Mortgagor shall not have submitted to the Mortgagee and received the Mortgagee's approval of plans and specifications for the repair, restoration and rebuilding of the Improvements so damaged or destroyed (approved by the Architect and by all governmental authorities and other persons or entities, if any, whose approval is required), or if, after such plans and specifications are approved by all such governmental authorities and other persons or entities, if any, and the Mortgagee, the Mortgagor shall fail to commence promptly such repair, restoration and rebuilding, or if thereafter the Mortgagor fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such Major Work, or, in the case of any damage or destruction not requiring Major Work, as determined by the Mortgagee, in order to restore the
Improvements, if the Mortgagor shall fail to repair, restore and rebuild promptly the Improvements so damaged or destroyed, then, in addition to all other rights herein set forth, and after giving the Mortgagor ten (10) days' written notice of the nonfulfillment of one or more of the foregoing conditions, the Mortgagee, or any lawfully appointed receiver of the Premises, may at their respective options, perform or cause to be performed such repair, restoration and rebuilding, and may take such other steps as they deem advisable to perform such repair, restoration and rebuilding, and upon twenty-four (24) hours' prior written notice to the Mortgagor, the Mortgagee may enter upon the Improvements to the extent reasonably necessary or appropriate for any of the foregoing purposes, and the Mortgagor hereby waives, for the Mortgagor and all others holding under the Mortgagor, any claim against the Mortgagee and such receiver arising out of anything done by the Mortgagee or such receiver pursuant hereto, and the Mortgagee may, at its option, apply insurance proceeds (without the need by the Mortgagee to fulfill any other requirements of this Mortgage) to reimburse the Mortgagee, and/or such receiver for all amounts expended or incurred by them, respectively, in connection with the performance of such Work, and any excess costs shall be paid by the Mortgagor to the Mortgagee upon demand, and such payment of excess costs shall be deemed part of the Indebtedness and shall be secured by the lien of this Mortgage.

            Section 2.8 MAINTENANCE OF EXISTENCE. The Mortgagor will, so long as it is owner of the Premises (or any part thereof or interest therein) and subject to the terms and conditions of the Leases, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, subject to the provisions of paragraph (ii) of SECTION 2.2, will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor, or to the Premises or any part thereof.

            Section 2.9 TAXES AND OTHER CHARGES.

                  (i) Subject to the terms and conditions of the Leases and to the extent payable by Mortgagor, the Mortgagor shall, in accordance with the Lease, pay and discharge by the last day payable without penalty or premium all taxes of every kind and nature, water rates, sewer rents and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Premises or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof. The Mortgagor shall exhibit to the Mortgagee within ten (10) days after request and after the same are required to be paid pursuant to the foregoing sentence, validated receipts or other evidence satisfactory to the Mortgagee showing the payment of such taxes, assessments, water rates, sewer rents, levies, fees and other charges which may be or become a lien on the Premises. Should the Mortgagor default in the payment of any of the foregoing taxes, assessments, water rates, sewer rents, levies, fees or other charges, the Mortgagee may, but shall not be obligated to, pay the same or any part thereof and the Mortgagor shall, on demand, reimburse the Mortgagee for all amounts so paid and such amounts shall bear interest at the Post-Default Rate until reimbursed.

                  (ii) Nothing in this SECTION 2.9 shall require the payment or discharge of any obligation imposed upon the Mortgagor by subsection (i) of this
SECTION 2.9 so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof, to satisfy the same; PROVIDED that during such contest the Mortgagor shall, at the option of the Mortgagee, establish reserves reasonably satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and PROVIDED, FURTHER, that if at any time payment of any obligation imposed upon the Mortgagor by subsection (i) of this SECTION 2.9 shall become necessary to prevent the delivery of a tax deed conveying the Premises or any portion thereof or the sale of the tax lien therefor because of non-payment, or the imposition of any penalty or cost on the Mortgagee, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or the sale of such lien, or the imposition of such penalty or cost on the Mortgagee.

                  (iii) The Mortgagor shall pay when due all (a) premiums for fire, hazard and other insurance required to be maintained by the Mortgagor on the Premises pursuant to the terms of SECTION 2.3 hereof, (b) title insurance premiums relating to the insurance to be maintained on the Premises in connection with the Mortgage, and (c) any and all other costs, expenses and charges expressly required to be paid hereunder, and ( subject to the provisions hereof, to be paid for the maintenance and/or protection of, or on account of any other collateral delivered, assigned, pledged, mortgaged, transferred or hypothecated to the Mortgagee as security for the Indebtedness or in connection with the execution and delivery of this Mortgage.

            Section 2.10 MECHANICS' AND OTHER LIENS.

                  (iv) Subject to the terms and conditions of the Leases, the Mortgagor shall pay, bond or discharge of record, from time to time, forthwith, all liens (and all claims and demands of mechanics, materialmen, laborers or others, which, if unpaid, might result in or permit the creation of a lien) on or affecting the Premises or any part thereof, or on or affecting the revenues, rents, issues, income or profits arising therefrom and, in general, the Mortgagor forthwith shall do, at the cost of the Mortgagor and without expense to the Mortgagee, everything necessary to fully preserve the lien of this Mortgage. In the event that the Mortgagor fails in a timely manner to make payment in full of, bond or discharge, such liens the Mortgagee may, but shall not be obligated to, make payment, bond or discharge such liens, upon notice to the Mortgagor if practicable in order to preserve the lien of this Mortgage or the collateral value of the Premises and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums so expended and such sums shall bear interest at the Post-Default Rate until reimbursed.

                  (v) Nothing in this SECTION 2.10 shall require the payment or discharge of any obligation imposed upon the Mortgagor by subsection (i) of this
SECTION 2.10 so long as the Mortgagor shall bond or discharge any lien on the Premises arising from such obligation or in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof, to satisfy the same; PROVIDED that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and PROVIDED, FURTHER, that if at any time payment of any obligation imposed upon the Mortgagor by subsection (i) of this
SECTION 2.10 shall become necessary (a) to prevent the sale or forfeiture of the Premises or any portion thereof because of non-payment, or (b) to protect the lien of this Mortgage, then the Mortgagor shall pay the same in sufficient time to prevent the sale or forfeiture of the Premises or to protect the lien of this Mortgage, as the case may be.

            Section 2.11 CONDEMNATION AWARDS. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. Subject to the terms and conditions of the Leases, all awards and compensation payable to the Mortgagor as a result of any condemnation or other taking or purchase in lieu thereof, of the Premises or any part thereof, are hereby assigned to and shall be paid to the Mortgagee. Subject to the terms and conditions of the Leases, the Mortgagor hereby authorizes the Mortgagee to collect and receive such awards and compensation, to give proper receipts and acquittances therefor and, in the Mortgagee's sole discretion, to apply the same toward the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Improvements. In the event that any portion of the condemnation awards or compensation shall be used to reduce the Indebtedness, same shall be applied by the Mortgagee in any manner it shall designate, including, but not limited to, the application of such award or compensation to then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity so that the regular payments under the Loan Agreement shall not be reduced or altered in any manner. The Mortgagor, upon request by the Mortgagee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Mortgagee shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Mortgagor of interest at the applicable rate provided for herein or in the Loan Agreement .

            Notwithstanding the voiding of the original sale(s) or leasing(s) of all or any portion of the Premises, the Mortgagor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Loan Agreement and in this Mortgage and the Indebtedness shall not be reduced until any payment therefor shall have been actually received and applied by the Mortgagee to the discharge of the Indebtedness. The Mortgagee may apply any such payment to the discharge of the Indebtedness whether or not then due and payable in such priority and proportions as the Mortgagee in its discretion shall deem to be proper. If the Premises are sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such payment, the Mortgagee shall have the right, whether or not a deficiency judgment under the Loan Agreement shall have been sought, recovered or denied, to receive said payment, or a portion thereof sufficient to pay the Indebtedness, whichever is less. The Mortgagor, after obtaining the prior written consent of the Mortgagee, shall file and prosecute its claim or claims for any such payment in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee, and hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any such payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such payment to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

            Section 2.12 COSTS OF DEFENDING AND UPHOLDING THE LIEN. If any action or proceeding is commenced to which action or proceeding the Mortgagee is made a party or in which it becomes necessary to defend or uphold the lien of this Mortgage, the Mortgagor shall, on demand, reimburse the Mortgagee for all expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements) incurred by the Mortgagee in any such action or proceeding and such expenses shall bear interest at the Post-Default Rate until reimbursed. In any action or proceeding to foreclose this Mortgage or to recover or collect the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

            Section 2.13 ADDITIONAL ADVANCES AND DISBURSEMENTS. The Mortgagor shall pay by the last day payable without premium or penalty all payments and charges on all liens, encumbrances, ground and other leases and security interests which affect or may affect or attach or may attach to the Premises, or any part thereof, and in default thereof; the Mortgagee shall have the right, but shall not be obligated, to pay, without notice to the Mortgagor, such payments and charges and the Mortgagor shall, on demand, reimburse the Mortgagee for amounts so paid. In addition, upon default of the Mortgagor in the performance of any other terms, covenants, conditions or obligations by it to be performed hereunder or under any such lien, encumbrance, lease or security interest, the Mortgagee shall have the right, but shall not be obligated, with, except in the case of an emergency condition, prior notice to Mortgagor, to cure such default in the name and on behalf of the Mortgagor. All reasonable sums advanced and reasonable out-of-pocket expenses incurred at any time by the Mortgagee pursuant to this SECTION 2.13 or as otherwise provided under the terms and provisions of this Mortgage or under applicable law shall bear interest from the date that such sum is advanced or expenses incurred, to and including the date of reimbursement, computed at the Post-Default Rate. All interest payable hereunder shall be computed on the basis of a 360-day year over the actual number of days elapsed. Any such amounts advanced or incurred by the Mortgagee, together with the interest thereon, shall be payable on demand, shall, until paid, be secured by this Mortgage as a lien on the Premises and shall be part of the Indebtedness.

            Section 2.14 COSTS OF ENFORCEMENT. The Mortgagor agrees to bear and pay all expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements for legal services of every kind) of or incidental to (i) any amendment, renewal, modification, consolidation, supplement, restatement or restructuring of this Mortgage, the Loan Agreement or any document entered into in connection with the Indebtedness, or (ii) the enforcement of any provision hereof, by litigation or otherwise, or the enforcement, compromise of settlement of this Mortgage, the Loan Agreement or the Indebtedness, and for the curing thereof, or (iii) for defending or asserting the rights and claims of the Mortgagee in respect thereof, by litigation or otherwise. All rights and remedies of the Mortgagee shall be cumulative and may be exercised singly or concurrently.

            Section  2.15  FILING  CHARGES,  RECORDING  FEES,  TAXES,  ETC.  The
Mortgagor shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon the Mortgagee by reason of its ownership of the Loan Agreement or this Mortgage or any mortgage supplemental hereto, any security instrument with respect to any interest of the Mortgagor in and to any fixture or personal property at the Premises or any instrument of further assurance, other than income, franchise, succession, inheritance, business and similar taxes, and shall pay all other taxes, if any, required to be paid on the debt evidenced by the Loan Agreement. In the event the Mortgagor fails to make such payment within ten (10) days after written notice thereof to the Mortgagor, then the Mortgagee shall have the right, but shall not be obligated, to pay the amount due, and the Mortgagor shall, on demand, reimburse the Mortgagee for said amount, together with interest thereon computed at the Post-Default Rate.

            Section 2.16 TAX AND INSURANCE DEPOSITS. If an Event of Default shall occur and be continuing hereunder or if the Mortgagor shall default in its obligations set forth in Section 2.9 hereof, then the Mortgagee, at its option, to be exercised by ten (10) days' written notice to the Mortgagor, may require that the Mortgagor deposit with the Mortgagee, monthly, one-twelfth (1/12th) of the annual charges for insurance premiums and real estate taxes, assessments, water, sewer and other charges which might become a lien upon the Premises or any part thereof (all of the foregoing, the "Impositions"), and the Mortgagor shall, accordingly, make such deposits. In addition, if required by the Mortgagee, the Mortgagor shall simultaneously therewith deposit with the Mortgagee a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are due. Should said charges not be ascertainable at the time any deposit is required to be made with the Mortgagee, the deposit shall be made on the basis of an estimate made by the Mortgagee in its sole discretion, and when the charges are fixed for then current year, the Mortgagor shall deposit any deficiency with the Mortgagee. All funds so deposited with the Mortgagee shall be held by it, but not in escrow and, except to the extent required by applicable law, without interest, and, provided that no Event of Default shall have occurred, shall be applied in payment of the charges aforementioned when and as payable, to the extent the Mortgagee shall have such funds on hand. Should an Event of Default occur, the funds deposited with the Mortgagee, as aforementioned, may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the security of the Mortgagee, as the Mortgagee sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by the Mortgagee as herein provided, nor shall any application be deemed to affect any right or remedy of the Mortgagee hereunder or under any statute or rule of law. If deposits are being made with the Mortgagee, the Mortgagor shall furnish the Mortgagee with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen (15) days prior to the date on which the charges first become payable. In the event that the Mortgagor fails to pay any such amount, the Mortgagee may, but shall not be obligated to, make payment thereof, and the Mortgagor shall, on demand, reimburse the Mortgagee for all sums so expended, together with interest thereon computed at the Post-Default Rate.

            Section 2.17 RESTRICTIVE COVENANTS AND LEASING REQUIREMENTS.

            Except as may be expressly permitted under the terms of the Loan Agreement without the prior written consent of the Mortgagee, the Mortgagor shall not: (a) execute or permit to exist any lease or occupancy of all or substantially all of the Premises; (b) modify, renew or amend any lease or occupancy agreement affecting the Premises; (c) grant rent concessions, or discount any rents, or collect any rents for a period of more than one month in advance; (d) execute any conditional bill of sale, chattel mortgage or other security instruments covering any furniture, furnishings, fixtures and equipment, intended to be incorporated in the, Premises or the appurtenances thereto, or covering articles of personal property placed in the Premises or purchase any of such furniture, furnishings, fixtures and equipment so that ownership of the same will not vest unconditionally in the Mortgagor, free from encumbrances on delivery to the Premises; (e) further assign the leases and rents affecting the Premises; (f) sell, transfer, alienate, grant, convey or assign any interest in the Premises or any part thereof; or (g) further mortgage, encumber, alienate, hypothecate, grant a security interest in or grant any other interest whatsoever in the Premises or any part thereof, or interest therein.

            Section 2.18 ESTOPPEL CERTIFICATES. The Mortgagor, within ten (10) business days upon request in person or by mail, shall furnish to the Mortgagee a written statement, duly acknowledged, setting forth the amount due on this Mortgage, the terms of payment and the maturity date of the Loan Agreement, the date to which interest has been paid, whether any offsets or defenses exist against the Indebtedness and, if any are alleged to exist, a detailed description of the nature thereof.

            Section 2.19 TRUST FUNDS. To the extent, if any, required by applicable law or to preserve the lien of this Mortgage, the priority of the lien of this Mortgage and/or the rights of the Mortgagee hereunder, the Mortgagor will receive the advances secured hereby, and will hold the right to receive such advances, as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of such advances for any other purpose.

            Section 2.20 ASSIGNMENT OF RENTS. Subject to the Landlord's rights under the

Leases, Mortgagor hereby assigns to the Mortgagee, as further security for the payment of the Indebtedness, its interest in the rents, issues and profits of the Premises, together with its interest in all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and its interest in any and all deposits held as security under said leases, and shall, upon demand, deliver to the Mortgagee an executed counterpart of each lease or other document to which it is a party and which affects the Premises. Nothing contained in the foregoing sentence shall be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Mortgagee (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any applicable state law in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Mortgagee shall be accountable for any money actually received pursuant to such assignment. The Mortgagor hereby further grants to the Mortgagee the right (i) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (ii) to dispossess by the usual summary proceedings (or any other proceedings of the Mortgagee's selection) any tenant defaulting in the payment thereof to the Mortgagee, (iii) to let the Premises, or any part thereof, and (iv) to apply said rents, issues and profits, after payment of all necessary charges and expenses on account of said Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness is paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to the entry upon and taking possession of the Premises by the Mortgagee pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. Until the occurrence of an Event of Default, the Mortgagor shall have a revocable license to receive said rents, issues and profits and otherwise manage the Premises. The Mortgagor agrees to hold said rents, issues and profits in trust and to use the same fast, in payment of the cost of the improvement, second, in payment of the Indebtedness to the extent the same is then due and owing, and third, in such manner as the Mortgagee may elect. Such license of the Mortgagor to collect and receive said rents, issues and profits may be revoked by the Mortgagee upon the occurrence of an Event of Default by giving not less than five (5) days' written notice of such revocation, served personally upon or sent by registered mail to the record owner of the Premises. The Mortgagor hereby appoints the Mortgagee as its attorney-in-fact, coupled with an interest, to receive and collect all rent, additional rent and other sums due under the terms of each lease to which the Mortgagor is a party and to direct any such tenant, by written notice or otherwise, to forward such rent, additional rent or other sums by mail or in person to the Mortgagee.

            Section 2.21 INDEMNITY. The Mortgagor agrees that it shall indemnify, defend and hold harmless the Mortgagee and each Lender from and against all loss, liability, obligation, claim, damage, penalty, cause or action, reasonable, out-of-pocket cost and expense, including without limitation any assessments, levies, impositions, judgments, reasonable attorneys' fees and disbursements, cost of appeal bonds and printing costs, imposed upon or incurred by or asserted against the Mortgagee and/or any other Lender, except as may be caused by Mortgagee's gross negligence or willful misconduct by reason of (a) ownership of this Mortgage; (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises; (c) any use, non-use or condition of the Premises; (d) any failure on the part of the Mortgagor to perform or comply with any of the terms of this Mortgage in any material respect; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part for maintenance or otherwise; (f) the imposition of any mortgage, real estate or governmental tax incurred as a result of this Mortgage or the Loan Agreement, other than income tax payable by, or other taxes personal to, the Mortgagee; or
(g) any violation or alleged violation by the Mortgagor of any law, in each case except if resulting from the gross negligence or willful misconduct of Mortgagee. Any amounts payable under this Section shall be due and payable on demand and until paid shall bear interest at the Post-Default Rate. If any action is brought against the Mortgagee by reason of any of the foregoing occurrences, the Mortgagor will, upon the Mortgagee's request, defend and resist such action, suit or proceeding, at the Mortgagor's sole cost and expense by counsel approved by the Mortgagee.

            Section 2.22 ENVIRONMENTAL PROVISIONS. For the purposes of this Section the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is subject to regulation under any Environmental Requirement,
(ii) the term "Environmental Requirements" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 ET SEQ.), the Clean Air Act (42 (U.S.C. ss. 7401 et SEQ.) and the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 ET SEQ.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority, (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv)) the term "diligent inquiry" shall mean a level of inquiry at least equal to any environmental site assessment of the Premises conducted in accordance with the Mortgagee's environmental policies and procedures. The Mortgagor hereby represents and warrants to the Mortgagee that to the best of its knowledge (a) no Hazardous Material is currently located at, on, in, under or about the Premises in violation of any Environmental Laws, (b) no Hazardous Material is currently or, to the best of the Mortgagor's knowledge after diligent inquiry, has been located at, in, on, under or about the Premises in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind by Mortgagor under any Environmental Requirement, (c) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Premises onto or into any other property or from any other property onto or into the Premises is occurring or, to the best of the Mortgagor's knowledge after diligent inquiry, has occurred, in violation of any Environmental Requirement, (d) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Premises is outstanding, nor, to the best of the Mortgagor's knowledge after diligent inquiry, has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Premises into full compliance with all Environmental Requirements, and will not generate, store, handle, process dispose of or otherwise use, and (e) Mortgagor will not permit any tenant or other occupant of the Premises to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Premises in a manner in violation of any Environmental Requirement. The Mortgagor shall notify the Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Premises which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Mortgagee copies of any notices received by the Mortgagor relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against the Mortgagee, the Mortgagor or the Premises relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Premises violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Premises which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action by Mortgagor, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Mortgagee, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, PROVIDED, HOWEVER, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Mortgagor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to complete in a timely fashion with all Environmental Requirements. If the Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, the Mortgagee may, in its sole and absolute discretion, but, except in the case of any emergency condition, with delivery of prior written notice to Grantor, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All reasonable sums so advanced or paid by the Mortgagee (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all reasonable sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Mortgagor and shall bear interest at the Post-Default Rate from the date any such sums are so advanced or paid by the Mortgagee until the date any such sums are repaid by the Mortgagor to the Mortgagee. The Mortgagor will execute and deliver, promptly upon request, such instruments as the Mortgagee reasonably may deem useful or necessary to permit the Mortgagee to take any such action, and such additional notes and mortgages, as the Mortgagee may require to secure all sums so advanced or paid by the Mortgagee. If a lien is filed against the Premises by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Mortgagor or for which the Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the state where the Premises are located, then the Mortgagor will, within thirty (30) days from the date that the Mortgagor is first given notice that such lien has been placed against the Premises (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Premises to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such lien on the Premises. The Mortgagee may, at its option, if the Mortgagee reasonably believes that a Hazardous,; Material or other environmental condition violates or threatens to violate any Environmental Requirement, except in the case of an emergency condition with delivery of prior written notice to Mortgagor, cause an environmental audit of the Premises or portions thereof to be conducted to confirm the

Mortgagor's compliance with the provisions of this Section, and the Mortgagor shall cooperate in all reasonable ways with the Mortgagee in connection with any such audit and shall pay all costs and expenses incurred in connection therewith. The Mortgagor will defend, indemnify, and hold harmless the Mortgagee and each Lender, and their respective employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Mortgagor of any of the provisions of this Section, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material by Mortgagor which is at, in, on, under, about, from or affecting the Premises, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Premises or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Premises or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of the Mortgagee except if caused by the gross negligence or willful misconduct of Beneficiary, its employees, agents, officers, directors or representatives. This indemnification shall, notwithstanding any exculpatory or the provision of any nature whatsoever to the contrary set forth in the Loan Agreement, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Loan Agreement and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor. If this Mortgage is foreclosed or the Mortgagor tenders a deed or assignment in lieu of foreclosure, the Mortgagor shall deliver the Premises to the purchaser at foreclosure or to the Mortgagee, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all material respects with all Environmental Requirements. The obligations and liabilities of the Mortgagor under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Indebtedness has been paid in full and irrespective of any foreclosure of this Mortgage or acceptance by the Mortgagee, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of the discharge, satisfaction, release or assignment of this Mortgage or of any other fact or circumstance of any nature whatsoever.

            Section 2.23 RIGHT OF ENTRY. The Mortgagee and its agents shall have the right to enter and inspect the Premises at all reasonable times.

            Section 2.24 WAIVER OF STATUTORY RIGHTS. Notwithstanding anything herein contained to the contrary, the Mortgagor: (i) hereby irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Loan Agreement , this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Mortgage; and (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor (c) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (iii) hereby expressly waives all benefit or advantage of any such law or laws; and (iv) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises (or any part thereof) marshalled upon any foreclosure hereof.

            Section 2.25 LEASEHOLD MORTGAGE PROVISIONS.

                  (i) The  Mortgagor  covenants  and agrees as  follows:  (a) to promptly pay all rent, additional rent and other sums or charges required to be paid by the tenant under the Leases; (b) to promptly and faithfully observe, perform and comply with all the terms, covenants and provisions thereof on its part to be observed, performed and complied with, at the times set forth therein; (c) not to do, permit, suffer or refrain from doing anything as a result of which, there could be a default under or breach of any of the terms thereof; (d) not to cancel, or terminate the Lease; nor to suffer or permit such cancellation or termination, not to modify, amend or in any way alter or permit the alteration of any of the material terms thereof, nor to surrender the property demised thereunder, (e) to give the Mortgagee immediate notice of any default by anyone thereunder and to promptly deliver to the Mortgagee copies of each notice of default and all other notices, communications, plans, specifications and other similar instruments received or delivered by the Mortgagor in connection therewith; (f) not to waive, excuse or discharge any of the obligations and agreements of the landlord thereunder, (g) to furnish to the Mortgagee such information and evidence as the Mortgagee may reasonably request concerning the Mortgagor's due observance, performance and compliance with the terms, covenants and provisions thereof; and (h) that any material default of the tenant thereunder shall constitute a default under this Mortgage.

                  (ii) In the event of any material default by the Mortgagor in the performance of any of its obligations under the Lease, including, without limitation, any default in the payment of rent and other charges and impositions made payable by the tenant thereunder, which default shall continue beyond the applicable' grace period, if any, then, in each and every case, the Mortgagee may, at its option and without notice, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of the Mortgagor thereunder in the name of and on behalf of the Mortgagor. The Mortgagor shall, on demand, reimburse the Mortgagee for all advances made and expenses incurred by the Mortgagee in curing any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon computed at the Post-Default Rate from the date that an advance is made or expense is incurred to and including the date the same is paid. Upon receipt by the Mortgagee from the Landlord of any written notice of default on the part of the Mortgagor under the Lease, the Mortgagee may rely thereon and take any action as the Mortgagee shall deem necessary or desirable even though the existence of such default or the nature thereof be questioned or denied by or on behalf of the Mortgagor.

                  (iii) That the fee title and the leasehold estate in the property demised by the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the landlord thereunder, the Mortgagor, the Mortgagee or a third party, whether by purchase or otherwise. If the Mortgagor acquires any greater or further estate, title or interest in and to any of the fee of property now or hereafter constituting a part of the Lease, the lien of this Mortgage shall automatically and without the necessity of the execution and/or delivery of any further instruments or documents be spread to cover and be a lien upon such acquired estate; title or interest and same shall thereupon be and become a part of the Premises with the same force and effect as if specifically encumbered herein and as so spread shall be prior to the lien of any mortgage or deed of trust placed on such acquired estate subsequent to the date of this Mortgage. Without limitation or derogation of the foregoing sentence the Mortgagor nevertheless agrees to execute all instruments and documents which the Mortgagee may require to ratify, confirm and further evidence the Mortgagee's lien on the acquired estate, title or interest. Furthermore, the Mortgagor hereby appoints the Mortgagee its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of the Mortgagor. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness remains unpaid.

                  (iv) The Mortgagor shall use its best efforts to obtain and deliver to the Mortgagee within twenty (20) days after receipt of written demand by the Mortgagee, an estoppel certificate from the landlord under the Lease setting forth (i) the name of the tenant thereunder, (ii) that the Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification certified as true and correct by the landlord), (iii) the basic rent payable under the Lease, (iv)) the date to which all rental charges have been paid by the tenant under the Lease, and (v) whether there are any alleged defaults of the tenant under the Lease and, if there are, setting forth the nature thereof in reasonable detail.

                  (v) Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of the Lease within the meaning of any provision thereof prohibiting its assignment and the Mortgagee shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage. The Mortgagee shall be liable for the obligations of the tenant arising under the Lease for only that period of time which the Mortgagee is in possession of the Premises or has acquired, by foreclosure or otherwise, and is holding all of the Mortgagor's right, title and interest therein.

                  (vi) In the event the Lease shall be terminated and the Mortgagee shall require from the lessor under the Lease a new lease, the Mortgagor hereby waives any right, title or interest in and to such new lease or the leasehold estate created thereby, waiving all rights of redemption now or hereafter operable under any law.

                  (vii) The Mortgagor expressly agrees that if there shall be filed by or against the lessor under the Lease any petition, action and/or proceeding under the Revised Bankruptcy Act of 1978, ET SEQ., as amended and any successor act thereto (the "Bankruptcy Code"), or any other similar federal and/or state law now or hereafter in effect (collectively hereinafter referred to as the "Landlord's Bankruptcy"), the Mortgagor shall not elect to treat the Lease as terminated, cancelled and/or surrendered pursuant to applicable provisions of the Bankruptcy Code including, but not limited to, Section 365(h)(l), without the Mortgagee's prior written consent. In the event of the Landlord's Bankruptcy, the Mortgagor expressly covenants and agrees, intending that the Mortgagee rely thereon, that it shall reaffirm and ratify the legality, validity, binding effect and enforceability of the Lease to the Mortgagee and the Mortgagor also covenants and agrees that it shall remain in possession of the Premises and the leasehold estate created by the Lease, notwithstanding any rejection thereof by the lessor under the Lease and/or any trustee, custodian, receiver or other similar official.

                  (viii) The lien of this Mortgage attaches to all of the Mortgagor's rights and remedies now and hereafter arising under or pursuant to the Bankruptcy Code, including, but not limited to, the Mortgagor's right to elect to remain in possession of the Premises and the leasehold estate created by the Lease in the event of the Landlord's Bankruptcy pursuant to Section 365(h)(l). Any such election to terminate, cancel and/or surrender the Lease in the event of the Landlord's Bankruptcy without the Mortgagee's prior written consent shall be null and void.

                  (ix) The Mortgagor hereby unconditionally assigns, transfers, and sets over to the Mortgagee (a) all of the Mortgagor's claims and rights to damages, and any other remedies in connection therewith arising from any rejection of the Lease by the lessor thereunder pursuant to the Bankruptcy Code in the event of the Landlord's Bankruptcy, and/or by any trustee, custodian, receiver or other similar official. The Mortgagee shall have the right, but not the obligation, to proceed in its own name and/or in the name of the Mortgagor in respect of any claim, suit, action and/or proceeding relating to such rejection of the Lease, including, but not limited to, the right to file and prosecute, to the exclusion of the Mortgagor, any and all proofs of claims, complaints, notices and other documents in any case in respect of the lessor of the Lease under and pursuant to the Bankruptcy Code, and (b) the Mortgagor's right of election to remain in possession of the Premises in the event of the Landlord's Bankruptcy under and pursuant to Section 365(h)(l) of the Bankruptcy Code. This assignment constitutes a present, absolute, irrevocable and unconditional assignment of the foregoing claims, elections, rights and remedies, and shall continue in full force and effect until the Indebtedness have been paid in full and this Mortgage has been satisfied and discharged. Any amounts received by the Mortgagee as damages arising out of the rejection of the Lease by the Landlord shall be applied in the manner set forth in SECTION 3.2 of this Mortgage.

                  (x) If, pursuant to any applicable section of the Bankruptcy Code, the Mortgagor seeks to offset, counterclaim, deduct, and/or assert a defense against the rent, additional rent or other sums due under the Lease, the amount of any damages caused by the non-observance and/or non-performance of the lessor under the Lease, the Mortgagor shall, prior to such offset, counterclaim, defense and/or deduction notify the Mortgagee of its intent to do so, setting forth with specificity the amounts proposed to be offset, counterclaimed, deducted, and/or defended against and for what purposes. The Mortgagee shall thereupon have the right, but not the obligation, to object to all or any part of such offset, counterclaim and/or deduction and, in the event of such objection, the Mortgagor shall not effect any such offset counterclaim and/or deduction. Neither the Mortgagee's failure to object to any such offset, counterclaim and/or deduction nor any objection or other communication between the Mortgagee and the Mortgagor shall constitute an approval of any such offset, counterclaim, deduction and/or defense by the Mortgagee. The Mortgagor expressly agrees to pay, protect, indemnify and save harmless the Mortgagee from and against any and all claims, demands, actions, suits, proceedings, damages, losses, liabilities, judgments, costs and expenses of every kind and nature (including reasonable attorneys' fees) arising from or relating to any offset, counterclaim, deduction and/or assertion of a defense by the Mortgagor as herein described.

                  (xi) If any action, proceeding, motion and/or notice shall be commenced or filed with respect to the Mortgagor or the Real Property, or any part thereof, in connection with the Bankruptcy Code, the Mortgagee shall have the right, but not the obligation, to the exclusion of the Mortgagor, exercisable upon five (5) days prior written notice, to conduct and control any litigation with counsel of the Mortgagee's choice. The Mortgagee may proceed in its own name or in the name of the Mortgagor in connection with any such litigation, and the Mortgagor expressly agrees to execute and deliver all and every power, consent, authorization and other documents required by the Mortgagee in connection therewith. The Mortgagor shall pay to the Mortgagee on demand any and all costs and expenses (including reasonable attorneys' fees) paid or incurred and payable by the Mortgagee in connection with such litigation shall be secured by the lien of this Mortgage. The Mortgagor also agrees not to commence any action, suit, proceeding and/or case or file any application or make any motion in respect of the Lease in the event of the Landlord's Bankruptcy without the prior written consent of the Mortgagee.

                  (xii) The Mortgagor hereby irrevocably appoints the Mortgagee its agent and attorney-in-fact (which appointment is coupled with an interest) to observe and perform on behalf of the Mortgagor the covenants and agreements contained in this section, and any advances made by the Mortgagee in connection with such performance or observance shall be repaid by the Mortgagor within ten
(10) days of demand with interest at the Post-Default Rate and the amount so advanced, and interest thereon, shall be a lien upon the Premises and shall be secured by this Mortgage. Such performance or observance by the Mortgagee shall not prevent the Mortgagor's failure to perform or observe from constituting an Event of Default.

                  (xiii) The Mortgagor shall give the Mortgagee notice of its intention to exercise each and every option to extend the term of the Lease at least twenty (20) but not more than sixty (60) days prior to the expiration of the time to exercise such option under the terms of the Lease. If the Mortgagor intends to extend the term of the Lease, it shall deliver to the Mortgagee, together with the notice of such decision, a copy of the notice of extension delivered to the Landlord. If, following the occurrence and during the continuance of an Event of Default, the Mortgagor does not intend to extend the term of the Lease, the Mortgagee may, at its option, in connection with a foreclosure or other enforcement of this Mortgage, exercise the option to extend in the name and on behalf of the Mortgagor. In any event, following the occurrence and during the continuance of an Event of Default, the Mortgagor hereby appoints the Mortgagee as its attorney-in-fact to execute and deliver, for and in the name of the Mortgagor, all instruments and agreements necessary under the Lease or otherwise to cause any extension of the term of the Lease. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness secured hereby remains unpaid.

                                   ARTICLE III

                              DEFAULT AND REMEDIES

            Section 3.1 EVENTS OF DEFAULT. The following shall constitute "Events of Default" under this Mortgage: (a) the occurrence of any Event of Default under the Loan Agreement or any of the Financing Agreements (as defined in Section 4.11 hereof), or (b)failure by the Mortgagor in the payment of any amounts required to be paid hereunder; or (c) failure by the Mortgagor in the due observance or performance of any of the terms, covenants or conditions contained herein, subject to any applicable grace periods contained in the Loan Agreement; or (d) should any representation or warranty made by Mortgagor herein or by any guarantor prove to be untrue in any material respect at the time when made; or (e) except as may be expressly permitted under the terms and conditions of the Loan Agreement, the further assignment or encumbrance by the Mortgagor of the leases or rents of the Premises or any part thereof without in each instance the prior written consent of the Mortgagee; or (f) except as may be expressly permitted under the terms and conditions of the Loan Agreement, if the Mortgagor leases all or part of the Premises without in each instance the prior written consent of the Mortgagee; or (g) subject to the provisions of paragraph (i) of
Section 2.9 hereof permitting the Mortgagor to contest the same, the failure by the Mortgagor to pay (or cause to be paid), before any fine, penalty, interest or cost may be added thereto all franchise taxes and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits which are assessed, levied, confirmed, imposed or become a lien upon the Premises or any part thereof or become payable during the term of the Loan Agreement or this Mortgage or if the Mortgagor enters into any agreement, either written or oral, which has the effect of deferring the payment of any taxes or other charges which are or can be assessed, levied, confirmed, imposed or become a lien on the Premises or any part thereof or become payable during the term of the Loan Agreement or this Mortgage; or (h) except as may be expressly permitted under the terms and conditions of the Loan Agreement, the further mortgage, pledge or encumbrance by the Mortgagor of the Premises or any part thereof or any interest therein without in each instance the prior written consent of the Mortgagee; or if any mortgage, pledge or encumbrance affecting the Premises or any part thereof or interest therein (whether prior or subordinate to the lien of this Mortgage) shall be amended, modified, refinanced, increased in amount, replaced or substituted for, PROVIDED, HOWEVER, that nothing herein contained shall be deemed to permit the Mortgagor to create, grant or suffeR to exist any such mortgage, pledge or encumbrance; or (i) if a default occurs under any mortgage which is prior or subordinate to the lien of this Mortgage (beyond the applicable notice and grace period, if any) or the mortgagee under any such prior or subordinate mortgage commences a foreclosure or other enforcement action in connection with said mortgage; or (j) except as may be expressly permitted under the terms and conditions of the Loan Agreement, if the Premises, or any part thereof or interest therein, is sold, transferred, assigned, conveyed, granted or alienated without in each instance the prior written consent of the Mortgagee.

            Section 3.2 REMEDIES

                  (i) Upon the occurrence of any Event of Default, the Mortgagee may, in addition to any rights or remedies available to it hereunder, take such action as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (1) declare the entire unpaid Indebtedness to be immediately due and payable; or (2) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Mortgagor and its agents and servants therefrom, and thereupon the Mortgagee may (a) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business thereat; (b) complete any construction on the Premises in such manner and form as the Mortgagee deems advisable; (c) make alterations, additions, renewals, replacements and improvements to or on the Improvements and the balance of the Premises; (d) exercise all rights and powers of the Mortgagor with respect to the Premises, whether in the name of the Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof; and (e) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Premises, as well as just and reasonable compensation for the services of the Mortgagee, its counsel, agents and employees; or (3) institute proceedings for the complete foreclosure of this Mortgage in which case the Premises may be sold for cash or credit in one or more parcels; or (4) with or without entry and, to the extent permitted, and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Indebtedness not then due; or (5) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or agreement contained herein or in the Loan Agreement; or (6) recover judgment on the Loan Agreement or any guaranty either before, during or after or in lieu of any proceedings for the enforcement of this Mortgage; or (7) apply for the appointment of a trustee, receiver, liquidator or conservator of the Premises, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Mortgagor, any guarantor or of any person, firm or other entity liable for the payment of the Indebtedness to which appointment the Mortgagor does hereby consent; or (8) sell the Premises, or any part thereof, to the extent permitted and pursuant to the procedures provided by the laws of the State in which the Premises are located, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entity or in parcels, and at such time and place, upon such terms and after such notice thereof as may be required by applicable law or (9) pursue such other remedies as the Mortgagee may have under applicable law.

                  (ii) The purchase money proceeds or avails of any sale made under or by virtue of this Article III, together with any other sums which then may be held by the Mortgagee under this Mortgage, whether under the provisions of this Article III or otherwise, shall be applied as follows:

                        FIRST:  To the payment of the costs and  expenses of any
                  such sale, or the costs and expenses of entering upon, taking possession of; removal from, holding, operating and managing the Premises or any part thereof, as the case may be, including reasonable compensation to the Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest as provided herein on all advances made by the Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Premises shall have been sold.

                        SECOND:  To the  payment of the whole  amount  then due,
                  owing or unpaid upon the Loan Agreement for principal and interest with interest on the unpaid principal at the rate herein specified from and after the happening of any Event of Default from the due date of any such payment of principal until the same is paid.

                        THIRD:  To the payment of any other sums  required to be
                  paid by the Mortgagor pursuant to any provision of this Mortgage or of the Loan Agreement.

                        FOURTH:  To the  payment  of the  surplus,  if  any,  to
                  whomsoever may be lawfully entitled to receive the same.

The Mortgagee and any receiver of the Premises or any part thereof shall be liable to account for only those rents, issues and profits actually received by it.

            (iii) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and except as otherwise provided by any applicable provision of law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

            (iv) Upon the completion of any sale or sales made by the Mortgagee under or by virtue of this Article III, the Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Premises and rights so sold and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this ARTICLE III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Mortgagor.

                  (v) In the event of any sale  made  under or by virtue of this
ARTICLE III (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Loan Agreement or in this Mortgage to the contrary notwithstanding, become due and payable.

                  (vi) Upon any sale made under or by virtue of this ARTICLE III (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the Mortgagee may bid for and acquire the Premises or any part thereof or interest therein and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness of the Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage.

                  (vii) No recovery : of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Premises or upon any other property of the Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Premises or any part thereof, or any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

            Section 3.3 PAYMENT OF INDEBTEDNESS AFTER DEFAULT. Upon the occurrence of any Event of Default and the acceleration of the maturity hereof, at any time prior to foreclosure sale, the Mortgagor or any other person tenders payment of the amount necessary to satisfy the Indebtedness, the same shall constitute an evasion of the payment terms hereof and/or of the Loan Agreement and shall be deemed to be a voluntary prepayment hereunder, in which case such payment must include the premium and/or fee required under the prepayment provision, if any, contained herein or in the Loan Agreement . This provision shall be of no force or effect if at the time that such tender of payment is made, the Mortgagor has the right under this Mortgage or the Loan Agreement to prepay the Indebtedness without penalty or premium.

            Section 3.4 POSSESSION OF THE PREMISES. Upon the occurrence of any Event of Default hereunder, it is agreed that the Mortgagor, if it is the occupant of the Premises or any part thereof, shall immediately surrender possession of the Premises so occupied to the Mortgagee, and if the Mortgagor is permitted to remain in possession, the possession shall be as a tenant of the Mortgagee and, on demand, the Mortgagor shall pay to the Mortgagee monthly, in advance, a reasonable rental for the space(,) so occupied and in default thereof the Mortgagor may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Premises or any part thereof. Nothing in this SECTION 3.4 shall be deemed to be a waiver of the provisions of this Mortgage prohibiting the sale or other disposition of the Premises without the Mortgagee's prior written consent.

            Section 3.5 INTEREST AFTER DEFAULT. If any payment due hereunder or under the Loan Agreement is not paid when due subject to any grace or notice periods, whether on any stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof, then, and in such event, the Mortgagor shall pay interest on the entire outstanding and unpaid principal balance of Indebtedness from and after the date on which such payment first becomes due at the Post-Default Rate and such interest shall be due and payable, on demand, at such rate until such Event of Default shall have been cured or, if such Event of Default shall not have been cured, until the entire amount due is paid to the Mortgagee and the other Lenders, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Mortgage. All unpaid and accrued interest shall be secured by this Mortgage as a part of the Indebtedness. Nothing in this Section 3.5 or in any other provision of this Mortgage shall constitute an extension of the time of payment of the Indebtedness.

            Section 3.6 THE MORTGAGOR'S ACTIONS AFTER DEFAULT. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for the Indebtedness, or of any other nature in aid of the enforcement of the Loan Agreement or of this Mortgage, the Mortgagor will (i) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding and (ii) if required by the Mortgagee, consent to the appointment of a receiver or receivers of the Premises and of all the earnings; revenues, rents, issues, profits and income thereof.

            Section 3.7 CONTROL BY THE MORTGAGEE AFTER DEFAULT. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of its property, or of the Premises or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now and hereafter covered by this Mortgage.

                                   ARTICLE IV

                                  MISCELLANEOUS

            Section 4.1 CREDITS WAIVED. The Mortgagor will not claim nor demand nor be entitled to any credit or credits against the Indebtedness for so much of the taxes assessed against the Premises or any part thereof, as is equal to the tax rate applied to the amount due on this Mortgage or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Premises or any part thereof by reason of this Mortgage or the Indebtedness secured hereby.

            Section 4.2 NO RELEASE. The Mortgagor agrees, that in the event the Premises (or any part thereof or interest therein) are sold and the Mortgagee enters into any agreement with the then owner of the Premises extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof, the Mortgagor shall continue to be liable to pay the' Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by the Mortgagee.

            Section 4.3 NOTICES. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent to any party hereto at its address above stated in accordance with the terms and conditions of the Loan Agreement.

            Section 4.4 BINDING OBLIGATIONS. The provisions and covenants of this Mortgage shall run with the land, shall be binding upon the Mortgagor and shall inure to the benefit of the Mortgagee, subsequent holders of this Mortgage, and the respective successors and assigns of the foregoing. For the purpose of this Mortgage, the term "the Mortgagor" shall include and refer to the Mortgagor named herein, any subsequent owners of the Premises (or any part thereof or interest therein), and its respective successors and assigns; the term "Loan Agreement" shall include and refer to the Loan Agreement and any other evidence of the indebtedness secured by this Mortgage; and the tam "the Mortgagee" shall include and refer to the Mortgagee named herein and its respective successors and assigns.

            Section 4.5 GOVERNING LAW. The creation of this Mortgage, the perfection of the lien or security interest in the Premises, and the rights and remedies of Mortgagee with respect to the Premises, as provided herein and by the laws of the State in which the Premises is located, shall be governed by and construed in accordance with the internal laws of the State in which the Premises is located without regard to principles 6f conflict of law. Otherwise, to the extent permitted by applicable law, this Mortgage and the Loan Agreement (including the liability of Mortgagor for any deficiency following a foreclosure of all or any part of the Premises) shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws.

            Section 4.6 CAPTIONS. The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

            Section 4.7 FURTHER ASSURANCES. The Mortgagor shall do, execute, acknowledge and deliver, at the sole cost and expense of the Mortgagor, all and ever such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as the Mortgagee may require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Mortgagee, the rights now or hereafter intended to be granted to the Mortgagee under this Mortgage, any other instrument executed in connection with this Mortgage or any other instrument under which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee for carrying out the intention of facilitating the performance of the terms of this Mortgage. The Mortgagor hereby appoints the Mortgagee its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Mortgagor any and all of the instruments mentioned in this Section 4.7 and this power, being coupled with an interest, shall be, irrevocable as long as any part of the Indebtedness remains unpaid.

            Section 4.8 SEVERABILITY. Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity shall, as to such jurisdiction, person or entity be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity.

            Section 4.9 ABSOLUTE AND UNCONDITIONAl OBLIGATION. The Mortgagor acknowledges that the Mortgagor's obligation to pay the Indebtedness in accordance with the provisions of the Loan Agreement and this Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Loan Agreement or this Mortgage or the obligation of the Mortgagor thereunder to pay the Indebtedness or the obligations of any other person relating to the Loan Agreement or this Mortgage or the obligations of the Mortgagor under the Loan Agreement or this Mortgage or otherwise with respect to the loan secured hereby. The Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of the Mortgagor to pay the Indebtedness in accordance with the provisions of the Loan Agreement and this Mortgage or the obligations of any other person relating to the Loan Agreement or this Mortgage or obligations of the Mortgagor under the Loan Agreement or this Mortgage or otherwise with respect to the loan secured hereby, or in any action or proceeding brought by the Mortgagor to collect the Indebtedness, or any portion thereof, or to enforce, foreclose and realize upon the lien and Security interest created by this Mortgage or any other document or instrument securing repayment of the Indebtedness, in whole or in part.

            Section 4.10 GENERAL CONDITIONS.

                  (iii) All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of any other applicable law.

                  (iv) This Mortgage cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought. The Mortgagor acknowledges that the Loan Agreement and this Mortgage and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Loan Agreement, this Mortgage and such other executed and delivered documents and instruments.

                  (v) No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment (other than a monetary payment in cure of a monetary default) after the occurrence of an Event of Default shall not be deemed a waiver of or a cure of such Event of Default and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Loan Agreement shall limit or diminish the obligation of the

Mortgagor to pay the Indebtedness in the manner and at the time and place therein respectively expressed,

                  (vi) No waiver by the Mortgagee will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by the Mortgagee for insurance premiums, taxes, assessments, water rates, sewer rentals, levies, fees or any other charges affecting the Premises, shall not constitute a waiver of the Mortgagor's default in making such payments and shall not obligate the Mortgagee to make any further payments.

                  (vii) The Mortgagee shall have the right to appear in and defend any action or proceeding, in the name and on behalf of the Mortgagor which the Mortgagee, in its discretion, determines may adversely affect the Premises or this Mortgage. The Mortgagee shall also have the right to institute any action or proceeding which the Mortgagee, in its discretion, feels should be brought to protect its interest in the Premises or its rights hereunder. All costs and expenses incurred by the Mortgagee in connection with such actions or proceedings, including, without limitation, reasonable attorneys' fees and expenses and appellate attorneys' fees and expenses, shall be paid by the Mortgagor on demand and shall be secured by this Mortgage.

                  (viii) In the event of the passage after the date of this Mortgage of any law of any governmental authority having jurisdiction hereof or the Premises, deducting from the value of land for the purpose of taxation, affecting any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Mortgage, the Mortgagor shall promptly pay to the Mortgagee, on demand, all taxes, costs and charges for which the Mortgagee is or may be liable as a result thereof; provided that if said payment shall be prohibited by law, render the Loan Agreement usurious or subject the Mortgagee to any penalty or forfeiture, then and in such event the Indebtedness shall, at the option of the Mortgagee, be immediately due and payable.

                  (ix) The Mortgagor hereby appoints the Mortgagee as its attorney-in-fact in connection with the personal property and fixtures covered by this Mortgage, where permitted by law, to file on its behalf any financing statements or other statements in connection therewith with the appropriate public office. This power, being coupled with an interest, shall be irrevocable so long as any part of the Indebtedness remains unpaid.

                  (x) If the Mortgagee purchases the Premises pursuant to a foreclosure under this Mortgage, or accepts a deed to the Premises in lieu of a foreclosure, the Mortgagor hereby authorizes the Mortgagee to withhold the amount of tax, if any, required to be withheld under Section 1445 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto), out of any sums payable to the Mortgagor from such foreclosure sale or assignment in lieu thereof, as the case may be, after payment of all parties other than the Mortgagor who are entitled to be paid out of any foreclosure or assignment proceeds, as if the Mortgagor were a foreign person, unless the Mortgagor certifies its nonforeign status at the time of such foreclosure sale or assignment, as the case may be, by executing and delivering to the Mortgagee a certificate satisfactory to the Mortgagee.

                  (xi) The information set forth on the cover hereof is hereby incorporated herein.

                  (xii) The Mortgagor acknowledges that it has received a true copy of this Mortgage provided without charge.

                  (xiii) For purposes of this Mortgage, whenever the circumstances or the context of this Mortgage so requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice.

                  (xiv) The Mortgagee is hereby irrevocably authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) other than tenant security accounts at any time held or other indebtedness at any time owing by the Mortgagee to or for the credit or the account of the Mortgagor against any and all of the obligations of the Mortgagor now or hereafter existing under this Mortgage and/or Loan Agreement. The Mortgagee agrees promptly to notify the Mortgagor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Mortgagee under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Mortgagee may have.

                  (xv) If at any time the Mortgagor believes that the Mortgagee has not acted reasonably in granting or withholding any approval or consent under the Loan Agreement, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either the Mortgagee has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Mortgagee to act reasonably, then the Mortgagor's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstances be maintained by the Mortgagor against the Mortgagee.

            Section 4.11 MULTISITE REAL ESTATE TRANSACTION. Mortgagor acknowledges that this Mortgage is one of a number of other mortgages, deeds of trust and assignments of leases and rents and other security documents (hereinafter collectively the "Financing Agreements") which secure the Indebtedness in whole or in part. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Mortgagee of any security for or guarantors upon any of the Indebtedness or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any of the Indebtedness or any collateral security therefor including the Financing Agreements. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or any disposition of any of the Indebtedness or of any of the collateral security therefor, including the Financing Agreements or any guarantee thereof Mortgagee may, at its discretion, foreclose, exercise any power of sale or exercise any other remedy available to it under any or all of the Financing Agreements without first exercising or enforcing any of its rights and remedies hereunder, or may foreclose, exercise any power of sale, or exercise any other right available under this Mortgage without first exercising or enforcing any of its rights and remedies under any or all of the Financing Agreements. Such exercise of Mortgagee's rights and remedies under any or all of the Financing Agreements shall not in any manner impair the Indebtedness or lien of the Mortgage, and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Financing Agreements or any of Mortgagee's rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Financing Agreements separately or concurrently and in any order that Mortgagee may deem appropriate.

            Section 4.12 LOAN AGREEMENT PARAMOUNT. If and to the extent that any provisions of this Mortgage conflict or are otherwise inconsistent with any provisions of the Loan Agreement, the provisions of the Loan Agreement shall prevail

                                   ARTICLE V

         CERTAIN MATTERS RELATING TO THE LEASEHOLD ESTATE LOCATED IN THE
                              STATE OF NEW JERSEY.

            Section 5.1 With respect to the Leasehold Estate which is located in the State of New Jersey (the "State"), notwithstanding anything contained to the contrary:

                  (i) Additional Environmental Covenants and Representations.

                        (1) The Leasehold Estate has never been used by Mortgagor or, to the best knowledge of Mortgagor, by any prior owner of the Leasehold Estate as a dump site for Hazardous Materials or (except as disclosed in the Loan Agreement for routine activities incidental to Mortgagor's activities as now conducted on the Leasehold Estate in full compliance with Environmental Laws) a storage (whether temporary or permanent) site for Hazardous Materials.

                  (ii) With respect to the Spill Compensation and Control Act (N.J.S.A. 58:10-28.1 ET SEQ., Mortgagor agrees as follows:

                        (1) Mortgagor shall not permit any hazardous substances or wastes to be present at, on or under the Leasehold Estate (except as disclosed in the Loan Agreement for routine activities incidental to Mortgagor's activities as now conducted on the Leasehold Estate in full compliance with Environmental Laws). Not in limitation of the foregoing unconditional covenant, the breach of which shall permit Mortgagee to exercise the rights and remedies available to it as an Event of Default in the event that the Department of Environmental Protection of the State of New Jersey (the "Department") shall serve upon the Mortgagor a directive to remove or arrange for the removal or discharge of any hazardous substances on the Leasehold Estate or any other property within the State of New Jersey owned by Mortgagor and (1) Mortgagor fails to comply with the directive within sixty (60) days from its date or such shorter period as described therein, to the satisfaction of the Department or
(2) Mortgagor fails to provide a bond or title insurance endorsement, reasonably satisfactory to the Mortgagee, insuring the Lenders continuing first lien status on the Leasehold Estate.

                        (2) In the event that there shall be filed a lien against the

Leasehold Estate by the Department, Mortgagor agrees that Mortgagor shall either cause said lien to be removed from the Leasehold Estate or provide a bond or title insurance endorsement, reasonably satisfactory to Mortgagee, insuring to Mortgagee a continuing first lien status within sixty (60) days from the date that Mortgagee is given notice that the lien is placed against the Leasehold Estate or such shorter period of time in the event that the State of New Jersey may take steps to cause the Leasehold Estate to be sold pursuant to the lien. In the event the Mortgagor shall not accomplish the foregoing within the required time period, the Mortgagor agrees that such failure shall constitute an Event of Default hereunder.

                        (3) Mortgagor shall not permit any part of the Leasehold Estate to be used as an "industrial establishment" within the meaning the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 ET SEQ. ("ISRA"). In the event that in contravention of the foregoing, the Leasehold Estate or any part thereof constitutes an "industrial establishment", in addition to Mortgagee having the right to exercise any of the rights and remedies available to it in the case of an Event of Default, if a sale, transfer, closure or termination of operations, as defined in ISRA, is planned by Mortgagor or the user or operator of the industrial establishment, Mortgagor shall fully comply and promptly comply, or cause full and prompt compliance by such user or operator, with the provisions of ISRA. Mortgagor shall deliver to Mortgagee copies of all correspondence, notices, submissions, negative declarations and cleanup plans that it sends to the Department in connection with ISRA or proof of compliance as described below. Mortgagor's obligation to comply, cause compliance with, or provide proof of the inapplicability of ISRA shall, notwithstanding its general applicability, also specifically apply to a sale, transfer, closure or termination of operations associated with any foreclosure action and sale of the Leasehold Estate or any part thereof. If Mortgagor believes that the Leasehold Estate, or any relevant part thereof, does not constitute an industrial establishment within the meaning of ISRA, Mortgagor shall, at least two weeks prior to the sale, transfer, closure or termination deliver to Mortgagee a letter from the Department stating that the contemplated sale, transfer, closure or termination is exempt from ISRA. Any and all damages, costs and expenses incurred by Mortgagee or Lenders due to Mortgagor's failure to comply with the provisions of this paragraph, including but not limited to Mortgagee's costs and expenses incurred by Mortgagee in complying with ISRA, implementing any clean up plan in connection therewith, as well as reasonable attorneys' fees in connection therewith, shall be added to and become a part of the Secured Obligations. Nothing contained in this paragraph shall be deemed to permit the sale, transfer, closure or termination of operations as to all or any part of the Leasehold Estate except as otherwise provided hereunder or in the Loan Agreements. The provisions of this paragraph shall survive the termination of this Mortgage and the repayment of the Obligations.

                  (iii) THIS IS A FIRST MORTGAGE.

                  (iv) Loans made pursuant to the Loan Agreement shall be modifications, as defined in P.L.1985, C 353; N.J.S.A. 46:9-8.1 ET SEQ. and the priority of this Mortgage shall be subject to that law.

                  (v) Mortgagor, Mortgagee and Lenders may agree to change the interest rate, maturity date, or term or terms of this Mortgage, the Loan Agreement or the Loans. Any such agreement shall be in writing, duly executed by both Mortgagor and Mortgagee. In the event that any such agreement shall occur, it shall, to the extent provided by law, be deemed a

"modification" as defined in N.J.S.A. 46:9-8.1 ET SEQ., and this Mortgage shall be subject to, and the Mortgagee shall be the beneficiary of the mortgage lien priority provisions of such statute.

                  (vi)  Mortgagor   acknowledges   receipt  of  the  disclosures
required by N.J.S.A. 46:10A-6.

              [REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor as of the date first above written.

                                                  FMI INTERNATIONAL LLC


                                                  By: __________________________
                                                      Name:  ___________________
                                                      Title: ___________________

WITNESSES:


___________________________
Name


___________________________
Name

                                 ACKNOWLEDGMENT

STATE OF NEW YORK    :
                     SS:
COUNTY OF NEW YORK   :

      On the 26th day of October, 2006, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he/she is the ________ of FMI INTERNATIONAL LLC, the limited liability company described in and which executed the foregoing instrument; and that he/she signed his/her name thereto as authorized in accordance with the certificate of formation and operating agreement of said limited liability company.

                                                ________________________________
                                                Notary Public

                                  SCHEDULE "A"

                               DESCRIPTION OF LAND

At that certain tot, parcel or tract of land, situate and lying in the Borough of Carteret, County of Middlesex and State of New Jersey being more particularly described as follows:

BEGINNING at a point in the Northerly sideline of Federal Boulevard (50' R.O.W.), said point being located a distance of 1183.96 feet from the point of intersection of the easterly sideline of Blair Road with the Northerly sideline of Federal Boulevard and from said beginning point running; thence

(1) South 81 degrees 34 minutes 12 seconds East, along the Northerly sideline of Federal Boulevard, a distance of 720.00 feet to a point; thence

(2) North 08 degrees 25 minutes 48 seconds East, along the dividing line between lots 6.02, 6.03, 6.04, 6.05, 6.06 and Lot S (Tract II) in Block 64.02, a
distance of 802.84 feet to a point; thence

(3) North 76 degrees 32 minutes 22 seconds West, along the Southerly R.O.W. One of the New Jersey Terminal Railroad-C.R.R. of NJ, a distance of 722.78 feet to a point; thence

(4) South 08 degrees 25 minutes 48 seconds West, along the Northerly fine of Lot 5 in common with Lot 5.01, a distance of 866.21 feet to a point in the Northerly sideline of Federal Boulevard, said point being the point and place of beginning.

Being known as Tax Block 64.02, loot 5.02.

                                  SCHEDULE "B"

                                DEMISED PREMISES

All portions of the real estate and improvements located at 800 Federal Boulevard, Carteret, New Jersey as more particularly described in the Lease Agreement dated August 14, 1996 between SDI Technologies, Inc. ("SDP'), as landlord, and FMI International Corp., as tenant, as amended by that certain Lease Extension Agreement dated March 7, 2002 and Lease Modification Agreement dated December 8, 2003, assigned by FMI International Corp. to FMI International LLC pursuant to that certain Assignment and Assumption of Lease and further amended by that certain Amendment to Lease dated August 23, 2004 between 800 Federal Blvd LLC, successor-in-interest to SDI as landlord, and FMI International LLC as tenant.


                                      A-1